Exhibit 4.2

(Front)

NUMBER CERT.

ENERGIZER TENNIS INC.

SHARES

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA $0.001 PAR VALUE COMMON STOCK

COMMON STOCK

CUSIP # 29271H 1 03

This Certifies that

Is The Owner Of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF ENNERGIZER TENNIS INC.

Transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.  This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ Alexander Farquharson

________________________

__________________________

Chief Executive Officer

/s/ Daniel Martinez

__________________________

Chief Financial Officer

Countersigned:

VSTOCK TRANSFER, LLC

Transfer Agent and Registrar

By:___________________

Authorized Signature

(Back)

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common

UNIF GIFT MIN ACT - _____Custodian ________

TEN ENT - as tenants by the entireties

(cust)

(Minor)

JT TEN  - as joint tenants with right

of  survivorship and not as

under the Uniform Gifts

tenants in common

Minors Act  ___________

(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ______________________ hereby sell, assign and transfer unto

______________________________________

Please insert Social Security or other

Identifying Number

_____________________________________________________________________________

(Please print or type write name and address, including postal zip code of assignee)

_____________________________________________________________________________

_____________________________________________________________________________

_________________________________________________________________Shares

of the common stock represented by this certificate, and do hereby irrevocably constitutes and appoints ___________________________________Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated _________________________

_____________________________________________________________________________

Notice: The signature(s) to this assignment must correspond with the name(s) as written upon the face of this  certificate in any particular without alteration or enlargement or any change whatsoever.

Signature(s) Guaranteed:

Notice: The signature(s) should be guaranteed by an eligible guarantor institution.  (banks, stockbrokers, savings and loan association and credit unions) with membership in an approved signature guarantee medallion program pursuant to s.e.c rule 17ad-15